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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  January 25, 2001

                             REDBACK NETWORKS INC.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                                      000-25853                                            77-0438443
  (State or Other Jurisdiction                      (Commission File Number)                                (I.R.S. Employer
        of Incorporation)                                                                                Identification Number)

                             1195 Borregas Avenue
                             Sunnyvale, CA  94089
                                (408) 571-5000
     --------------------------------------------------------------------
       (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


ITEM 5.   OTHER EVENTS.

     On January 25, 2001, Redback Networks Inc., a Delaware corporation ("Redback"), announced appointment of a new Chief Financial Officer. A copy of Redback's press release announcing this appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to
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Redback's business are set forth in the documents filed by Redback with the
Securities and Exchange Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  EXHIBITS.

          99.1  Press Release dated January 25, 2001
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REDBACK NETWORKS INC.


DATE:  January 25, 2001                   By:  /s/ Dennis P. Wolf
                                               ---------------------------------
                                               Dennis P. Wolf
                                               Senior Vice President of Finance
                                               and Chief Financial Officer
                                               (Principal Financial Officer)
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                               INDEX TO EXHIBITS



Exhibit Number       Description
--------------       -----------
    99.1             Press Release dated January 25, 2001